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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 28, 1998
                                        -------------------

                             BOYKIN LODGING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Ohio                        001-11975               34-1824586
-----------------------------    -----------------------    ---------------
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
of Incorporation)                                             Identification
                                                                Number)


Terminal Tower, Suite 1500, 50 Public Square,
---------------------------------------------
           Cleveland, Ohio                                        44113
           ---------------                                      -------
         (Address of Principal Executive Offices)              (Zip Code)


                             (216) 241-6375
          ------------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)


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        THIS AMENDMENT TO THE COMPANY'S INITIAL REPORT ON FORM 8-K FILED ON
JANUARY 28, 1998 IS FILED TO REMOVE FROM EXHIBITS 1 AND 2 ALL SECTIONS FROM THE EXHIBITS EXCEPT THE FINANCIAL STATEMENTS PERTAINING TO RED LION INNS LIMITED PARTNERSHIP.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

A. On December 30, 1997, Boykin Lodging Company, an Ohio corporation (the "Company"), entered into an Agreement and Plan of Merger with Red Lion Inns Limited Partnership, a Delaware limited partnership (the "Partnership"), Red Lion Properties, Inc., a Delaware corporation, Red Lion Inns Operating L.P., a Delaware limited partnership, Boykin Hotel Properties, L.P., an Ohio limited partnership, Boykin Acquisition Corporation I, Inc., an Ohio corporation and a wholly owned subsidiary of the Company, Boykin Acquisition Corporation II, Inc., an Ohio corporation and a wholly owned subsidiary of the Company, and Boykin Acquisition Partnership, L.P., a Delaware limited partnership ("Merger Sub"), pursuant to which the Merger Sub will be merged with and into the Partnership (the "Merger"). Attached are the following for the Partnership:

         1. EXHIBIT 1 - The Partnership Consolidated Balance Sheets as of December 31, 1996 and 1995 and Consolidated Statements of Income, Partner's Capital and Cash Flows for each of the three years in the period ended December 31, 1996, together with related Reports of Independent Public Accountants.

         2.       EXHIBIT 2 - The Partnership unaudited Consolidated
                  Balance Sheet as of September 30, 1997, the unaudited Consolidated Statements of Operations for the three and nine month periods ended September 30, 1997 and 1996, the unaudited Consolidated Statements of Cash Flows for the nine month periods ended September 30, 1997 and 1996 and the unaudited Consolidated Statement of Partners' Capital for the nine month period ended September 30, 1997.

B. During 1997 the Company acquired several hotels that individually were insignificant, but when considered on an aggregate basis, exceed 50% of one of the Rule 3-05 tests of significance. The following financial statements are for two individually insignificant hotels acquired in 1997 that when combined represent the mathematical majority of the test deemed most significant:

         1. EXHIBIT 3 - Marriott's Hunt Valley Inn audited financial statements as of and for the year ended December 31, 1996, together with Report of Independent Public Accountants and unaudited financial statements as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996.

         2. EXHIBIT 4 - Holiday Inn Minneapolis West audited financial statements as of and for the year ended December 31, 1996, together with Report of Independent Public Accountants and unaudited financial statements as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 1998

                                               BOYKIN LODGING COMPANY


                                         By:   /s/ Raymond P. Heitland
                                            ----------------------------------
                                               Raymond P. Heitland
                                               Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit Number                         Description
--------------                         -----------

         1. Red Lion Inns Limited Partnership Consolidated Balance Sheets as of December 31, 1996 and 1995 and Consolidated Statements of Income, Partner's Capital and Cash Flows for each of the three years in the period ended December 31, 1996, together with related Reports of Independent Public Accountants.

         2. Red Lion Inns Limited Partnership unaudited Consolidated Balance Sheet as of September 30, 1997, the unaudited Consolidated Statements of Operations for the three and nine month periods ended September 30, 1997 and 1996, the unaudited Consolidated Statements of Cash Flows for the nine month periods ended September 30, 1997 and 1996 and the unaudited Consolidated Statement of Partners' Capital for the nine month period ended September 30, 1997.

         3. Marriott's Hunt Valley Inn audited financial statements as of and for the year ended December 31, 1996, together with Report of Independent Public Accountants and unaudited financial statements as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996.

         4. Holiday Inn Minneapolis West audited financial statements as of and for the year ended December 31, 1996, together with Report of Independent Public Accountants and unaudited financial statements as of June 30, 1997 and for the six month periods ended June 30, 1997 and 1996.